THIRD AMENDED AND RESTATED
                              STANDSTILL AGREEMENT

                  This THIRD AMENDED AND RESTATED STANDSTILL AGREEMENT (the "Standstill Agreement"), dated as of August 3, 2004, by and among Atlantic Realty Trust, a Maryland real estate investment trust ("ART") on the one hand and Kimco Realty Corporation, a Maryland corporation ("KRC"), Kimco Realty Services, Inc., a Delaware corporation ("KRS"), and Milton Cooper ("Cooper") on the other hand (each of KRC, KRS and Cooper, are referred to herein, collectively, as "Kimco") .

                                    RECITALS:

                  WHEREAS, Kimco has filed a Schedule 13D, as amended, under the Securities Exchange Act of 1934, as amended (the "Exchange Act") with the Securities and Exchange Commission, indicating Kimco's ownership of common shares of beneficial interest, par value $.01 per share, of ART (the "Shares");

                  WHEREAS, ART's charter limits the number of Shares that may be owned, actually or constructively pursuant to the attribution rules set forth in
Section 544 of the Internal Revenue Code of 1986, as amended (the "Code"), as such rules are modified by Section 856(h) of the Code or in Section 318(a) of the Code as such rules are modified by Section 856(d)(5) of the Code (constructive ownership of stock pursuant to such attribution rules is hereinafter referred to as "Constructive Ownership," and the terms "Constructively Own" and "Constructive Owner" shall have the correlative meanings) by any person to 9.8% of the total number of Shares that are issued and outstanding (the "Excess Share Provisions"). All Shares Constructively Owned by any of KRC, KRS or Cooper in excess of 9.8% of the total number of Shares that are issued and outstanding are referred to herein as "Excess Shares";

                  WHEREAS, under the Charter, the Excess Shares are automatically transferred to a charitable trust to be held for sale unless ART's board of trustees, in accordance with the Excess Share Provisions, grants an exception to such ownership limit provisions with respect to the Excess Shares (a "Waiver");

                  WHEREAS, Kimco previously requested that ART, acting through its Board of Trustees, grant Kimco a Waiver;

                  WHEREAS, ART, acting through its Board of Trustees, agreed to grant Kimco a Waiver and in connection therewith ART and Kimco entered into a Standstill Agreement dated April 30, 1998 (the "Original Standstill Agreement") pursuant to which Kimco and certain affiliates, agreed, among other things, not to acquire more than 25% of the issued and outstanding shares of ART;

                  WHEREAS, the parties hereto amended the Original Standstill Agreement in order to permit Kimco and certain of its affiliates to own up to 30% of the issued and outstanding shares of ART and, accordingly, increase the size of the Excess Shares Waiver and whereas such amendment went into effect on July 21, 2000;

                  WHEREAS, the parties hereto further amended the Original Standstill Agreement pursuant to that certain Second Amended and Restated Standstill Agreement dated as of January 31, 2003 (the "Second Amended and Restated Standstill Agreement") in order to permit Kimco and certain of its affiliates to own up to 33% of the issued and outstanding shares of ART and, accordingly, increase the size of the Excess Shares Waiver;

                  WHEREAS, First Union Real Estate Equity and Mortgage Investments, an Ohio Business Trust ("First Union"), beneficially owns 183,085 Shares (the "First Union Shares");

                  WHEREAS, Michael Ashner and Susan Ashner together beneficially own 52,065 Shares (the "Ashner Shares");

                  WHEREAS, First Union desires to sell and Kimco desires to purchase the First Union Shares;

                  WHEREAS, Ashner desires to sell and Kimco desires to purchase the Ashner Shares;

                  WHEREAS, Kimco has requested that ART amend the Second Amended and Restated Standstill Agreement in order to permit Kimco and certain of its affiliates to acquire the First Union Shares and the Ashner Shares and own up to 39.61% of the issued and outstanding shares of ART and, accordingly, increase the size of the Excess Shares Waiver; and

                  WHEREAS, ART, acting through its Board of Trustees, has agreed to increase the size of the Waiver on the conditions that (i) Kimco enter into this Third Amended and Restated Standstill Agreement and (ii) Kimco shall only increase its ownership of shares of common stock of ART above 33% through the purchase of the First Union Shares and the Ashner Shares in privately negotiated transactions among Kimco on the one hand and First Union and/or Ashner on the other hand and Kimco has agreed to comply with these conditions (the transactions described in this clause (ii) being hereinafter referred to collectively as the "First Union/Ashner Purchases").

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. STANDSTILL.

                  (a) GENERAL STANDSTILL. Kimco hereby agrees that they shall not, and they shall cause their Affiliated Persons (as defined below) not to directly or indirectly through an Affiliated Person, unless specifically requested in writing in advance by the ART board of trustees:

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

                         (i) acquire, agree to acquire, or make a public offer
or proposal to acquire, in any manner, directly or indirectly through an Affiliated Person, ownership or control of

                              (A) any securities of ART ("Restricted
Securities") in excess of 39.61% of the total number of shares that are issued and outstanding; provided, however, any increase in Kimco's or their Affiliated Person's ownership of Restricted Securities in excess of 33% of the total number of shares that are issued and outstanding shall be limited to Restricted Securities acquired in connection with the First Union/Ashner Purchases, or

                              (B) any subsidiary or any assets or properties of
ART or any subsidiary or division thereof, including by way of any fundamental transaction with ART, such as a tender offer, business combination, merger or other consolidation,

                         (ii) make any "solicitation" of "proxies" (as such
terms are used in the proxy rules of the Securities and Exchange Commission) to vote any voting securities of ART,

                         (iii) form or join a "group" (as defined in Section
13(d)(3) of the Exchange Act) in connection with any of the provisions of this
Section 1, other than a group consisting solely of two or more of KRC, KRS, Cooper and any Affiliated Persons, and

                         (iv) disclose any intention, plan or arrangement
inconsistent with the provisions of this Section 1.

The provisions of this Section 1 are referred to in this Standstill Agreement, collectively, as "Restricted Activities". Notwithstanding the foregoing, nothing in this Section 1 shall prohibit Kimco or its Affiliated Persons from making a proposal to acquire any or all of the assets or properties that ART announces an intention to sell or is soliciting acquisition proposals from third parties.

                  (b) VOTING RIGHTS. Subject to the terms of this Standstill Agreement, Kimco may vote its shareholdings of ART in its sole and absolute discretion; provided, however, Kimco shall vote any Excess Shares in accordance with the recommendation of the ART board of trustees.

                  (c) "Affiliated Person" shall mean, for the purposes of this Standstill Agreement, (i) any corporation, limited liability company or partnership of which Kimco Realty, Kimco Services or Mr. Cooper, individually or in the aggregate, own a majority of the voting securities (or, in the case of a limited liability company or partnership, a majority of the economic interest or limited partnership interests, respectively) or serve as a managing member or general partner and (ii) Mr. Cooper's spouse, and any relative of Mr. Cooper or his spouse who has the same home as Mr. Cooper and any trust in which Mr. Cooper or his spouse has a substantial beneficial interest or as to which Mr. Cooper serves as trustee or in a similar fiduciary capacity.

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




                  2. RELEASE.

                  (a) Kimco, on behalf of themselves and for each of their heirs, executors, administrators, successors, and/or assigns (collectively, the "Kimco Releasor"), hereby remises, releases, and forever discharges each of ART, their direct and indirect subsidiaries, shareholders, affiliates, subdivisions, predecessors, successors or assigns, and their present and former directors, officers, employees, agents and attorneys and their heirs, executors, administrators, successors, and assignees (collectively, the "ART Releasees"), and each of them, of and from any and all claims, demands, or causes of action whatsoever from the beginning of the world to the date present, whether individual, class or derivative in nature, at law or in equity, whether based on any federal, state, or foreign law or right of action, foreseen or unforeseen matured or unmatured, known or unknown, accrued or not accrued, which the Kimco Releasor has, had or have or can, shall, or may hereafter have against the ART Releasees, or any of them, alleged or which could have been alleged or arising out of or relating to the decision by ART's Board of Directors to approve, and ART's execution and delivery of, the tax agreement dated May 10, 1996 by and between Ramco- Gershenson Properties Trust (together with its subsidiaries, "RPT") or any amounts paid by ART to RPT or to the Internal Revenue Service pursuant to its obligations under such agreement; provided, however, that this release shall be ineffective with respect to each ART Releasee if any person whose vote was required to approve such decision received or stands to receive, directly or indirectly, any benefit as a result thereof other than his or her pro rata benefit as a securityholder of RPT. Kimco hereby acknowledges that all amounts paid to Joel M. Pashcow, Herbert Liechtung, the members of the Special Acquisition Committee and Wolf Block (as such terms are defined below) in connection with the acquisition of substantially all the property and assets of Ramco-Gershenson, Inc. and its affiliates by RPS Realty Trust ("RPS") as described in RPS's Proxy Statement dated March 29, 1996 (the "Proxy Statement") shall not be deemed to be a benefit for this purpose. Capitalized terms used but not otherwise defined in this Section 2 shall have the meanings set forth in the Proxy Statement.

                  3. WAIVER. Kimco acknowledges its understanding that, as set forth in the Recitals to this Standstill Agreement, ownership of the Shares is subject to the Excess Share Provisions. Subject to the terms and conditions of this Standstill Agreement, ART grants to Kimco a Waiver with respect to the Excess Shares, but only with respect to Excess Shares that do not exceed 29.81% of the total number of Shares that are currently issued and outstanding; provided, however, that any Waiver with respect to Excess Shares that exceed 23.2% of the total number of Shares that are currently issued and outstanding is limited for the sole purpose of acquiring the First Union Shares and the Ashner Shares pursuant to the First Union/Ashner Purchases. Kimco understands and agrees that ART's grant to Kimco of the Waiver is conditioned upon the continuing accuracy of the representations and warranties set forth in Section 4 of this Standstill Agreement and upon such Waiver otherwise not causing ART to fail to qualify as a REIT for income tax purposes, and Kimco further understands and agrees that, subject to the Waiver, if any such Excess Share Provisions are hereafter violated by it or if any of such representations and warranties cease to be true, the Excess Shares may be automatically transferred to a trust for the benefit of a charitable beneficiary (as set forth in the Excess Share Provisions) and that, if so transferred, the applicable shareholder's ownership rights in such

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

Excess Shares will be terminated. ART agrees that the remedies provided in its charter shall be the sole remedies available to ART in the event that any of the representations and warranties of Kimco set forth in Section 4 of this Standstill Agreement ceased to be true or the ownership of Shares by Kimco otherwise would violate any of the restrictions set forth in the ART's charter.

                  4. REPRESENTATIONS AND WARRANTIES OF KIMCO. Kimco hereby jointly and severally represents and warrants to, and agrees with, ART as follows:

                  (a) CAPACITY; ENFORCEABILITY. Each of the Kimco persons executing this Standstill Agreement has full capacity and authority, and corporate authority and capacity, as the case may be, to execute and deliver this Standstill Agreement. This Standstill Agreement has been duly and validly executed and delivered by and on behalf of each of them and constitutes a valid obligation of each of them, enforceable in accordance with its terms, except to the extent such enforceability may be limited by applicable insolvency, bankruptcy, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

                  (b) NO CONFLICT. The performance of this Standstill Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under:

                         (i) the certificate of incorporation of KRC or KRS,

                         (ii) the by-laws of KRC or KRS,

                         (iii) any contract or other agreement or instrument to
which Kimco is a party or by which Kimco is bound, the breach of which would have a material adverse effect on ART or Kimco, or

                         (iv) any law, order, rule, regulation, writ, injunction
or decree applicable to Kimco.

                  (c) GOVERNMENTAL APPROVALS. No consent, authorization or approval of, exemption by, or filing with, any domestic governmental or administrative authority, or any court, is required to be obtained or made by Kimco in connection with the execution, delivery and performance of this Standstill Agreement or the consummation of the transactions contemplated hereby.

                  (d) Excess Ownership. KRC and KRS are corporations and, to the best of Kimco's knowledge (after due investigation), no person or entity which would be treated as an individual for purposes of Section 542(a)(2) of the Code, as modified by Section 856(h) of the Code, Constructively Owns in excess of 9.8% of the value of the outstanding equity interest in KRC or KRS.

                  (e) UPDATE OF REPRESENTATIONS. At the reasonable request of ART from time to time, Kimco will update its representations to ART set forth in
Section 5(d).

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

                  (f) RELATED TENANTS RENT. ART has provided to Kimco an accurate list of its and its subsidiaries current tenants and, to the knowledge of Kimco, the amount of annualized rents payable to ART or to its subsidiaries by all such tenants of ART or its subsidiaries in which Kimco owns 10 percent or more of the stock or other ownership interest computed in accordance with the attribution rules of Code Section 318(a), as modified by Code Section 856(d)(5) ("Related Tenants") (such as to exclude such rents from the term "rents from real property" by reason of Section 856(d)(2)(B) of the Code) do not exceed $25,000. At the reasonable request of ART from time to time and upon receipt by Kimco of a current list of ART's and its subsidiaries tenants, Kimco will update its representation with respect to its then ownership interests (if any) in such tenants of ART or its subsidiaries and provide ART with such information concerning rents payable by Related Tenants as ART may reasonably request in connection with maintaining ART's status as a REIT.

                  5. REPRESENTATIONS AND WARRANTIES OF ART. ART hereby represents and warrants to, and agrees with, Kimco as follows:

                  (a) CAPACITY; ENFORCEABILITY. ART has full trust authority and capacity to execute and deliver this Standstill Agreement. This Standstill Agreement has been duly and validly executed and delivered by and on behalf of ART and constitutes a valid obligation of ART, enforceable in accordance with its terms, except to the extent such enforceability may be limited by applicable insolvency, bankruptcy, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

                  (b) NO CONFLICT. The performance of this Standstill Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under:

                         (i) the declaration of trust of ART,

                         (ii) the by-laws of ART,

                         (iii) any contract or other agreement or instrument to
which ART is a party or by which ART is bound, the breach of which would have a material adverse effect on ART or Kimco, or

                         (iv) any law, order, rule, regulation, writ, injunction
or decree applicable to ART.

                  (c) GOVERNMENTAL APPROVALS. No consent, authorization or approval of, exemption by, or filing with, any domestic governmental or administrative authority, or any court, is required to be obtained or made by ART in connection with the execution, delivery and performance of this Standstill Agreement or the consummation of the transactions contemplated hereby.

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

                  6.       MISCELLANEOUS PROVISIONS.

                  (a) NOTICES. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing, shall be deemed to have been duly given or delivered

                         (i) the day following dispatch to an overnight courier
service (such as Federal Express or UPS) or

                         (ii) five (5) days after dispatch by certified or
registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made:

                                 If to Kimco addressed to:

                                 Mr. Milton Cooper
                                 Kimco Realty Corporation
                                 333 New Hyde Park Road
                                 New Hyde Park, NY  11042-0020

                                 With a copy to:

                                 Adam O. Emmerich, Esq.
                                 Wachtell, Lipton, Rosen & Katz
                                 51 West 52nd Street
                                 New York, New York  10019

                                 If to ART addressed to:

                                 Mr. Joel M. Pashcow Atlantic Realty
                                 Trust 747 Third Avenue, New York,
                                 New York 10017

                                 With a copy to:

                                 Peter M. Fass, Esq.
                                 Proskauer Rose LLP
                                 1585 Broadway
                                 New York, New York  10036

                  (b) AMENDMENT AND MODIFICATION. This Standstill Agreement may be modified, amended or supplemented only by an instrument in writing signed by or on behalf of all of the parties hereto.

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

                  (c) WAIVER. No party may waive any right hereunder except pursuant to a written instrument signed by the party against whom such waiver is to be enforced. No waiver of or delay in exercising any right hereunder shall operate as a waiver of any right hereunder.

                  (d) GOVERNING LAW. This Standstill Agreement shall be governed by the laws of the State of New York, without regard to the conflicts of law principles thereof. The parties hereby consent to personal jurisdiction in respect of any action arising under or in connection with this Standstill Agreement instituted in the United States District Court for the Southern District of New York or the courts of the State of New York and to service of process upon them in the manner set forth in subsection (a) above.

                  (e) ASSIGNMENT. This Standstill Agreement and the rights and obligations hereunder may not be assigned by any party hereto without the written consent of all other parties hereto.

                  (f) COUNTERPARTS. This Standstill Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (g) SECTION HEADINGS. The section headings contained in this Standstill Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Standstill Agreement. All references in this Standstill Agreement to Sections are to sections of this Standstill Agreement, unless otherwise indicated.

                  (h) ENTIRE AGREEMENT. This Standstill Agreement and the Exhibits which are a part hereof and the other writings, documents, certificates, instruments and agreements specifically identified herein contain the entire agreement between the parties with respect to the transactions contemplated herein and supersede all previous written and oral negotiations, commitments and understandings by or among any of the parties hereto with respect to any of the matters contemplated under this Standstill Agreement. There are no restrictions, promises, inducements, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein.

                  (i) SEVERABILITY. If and to the extent that any court of competent jurisdiction holds any provision (or any part thereof) of this Standstill Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Standstill Agreement, including any provision, in any other jurisdiction, it being intended that all rights and obligations of the parities hereunder shall be enforceable to the fullest extent permitted by law; provided, however, that if the Waiver is finally determined by a court of appropriate jurisdiction to be invalid or unenforceable, this Agreement shall terminate.

                  (j) EXECUTION. Facsimiles of executed copies of this Standstill Agreement shall constitute originals of this Standstill Agreement.

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

                  (k) NO THIRD PARTY BENEFICIARIES. Nothing contained in this Standstill Agreement shall be deemed to confer rights on any person or to indicate that this Standstill Agreement has been entered into for the benefit of any person, other than the parties hereto.

                  (l) BINDING EFFECTS. This Standstill Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns.

                  (m) WAIVER OF COMPLIANCE. Any failure of any of the parties to comply with any obligation, covenant, agreement, or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such a waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent other failure.

                  (n) FURTHER ASSURANCES. The parties to this Standstill Agreement, without further consideration, use all reasonable efforts to execute and deliver such additional documents and take such other action as any party may reasonably request to carry out the intent of this Standstill Agreement and the transactions contemplated hereby.

                  (o) EQUITABLE PRINCIPLES. The parties acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Standstill Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction to prevent any breach of the provisions of this Standstill Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, in addition to any other remedy to which they may be entitled at law or in equity.

                  (p) PUBLIC RELEASES AND ANNOUNCEMENTS. Kimco agrees that it shall provide to ART advance copies of, or, in the case of oral announcements, advance notice of, any public release or announcement concerning ART to be issued, released or made by Kimco, in each case, at least one business day prior to such release or announcement.

                  (q) TERMINATION. This Agreement shall terminate upon the earlier of the following:

                         (i) As set forth in Section 6(i); and

                         (ii) Upon reduction of Kimco's Constructive Ownership
of Shares to or below 9.8% of the total number of Shares issued and outstanding.

                  7. EFFECT OF TERMINATION. In the event of the termination of this Agreement as set forth in Section 6(q), Kimco shall then immediately become subject to all rules and restrictions regarding the ownership of Shares, including, without limitation, the limitations set forth in the organization documents of ART.

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


                  IN WITNESS WHEREOF, the undersigned have executed this Standstill Agreement, on the date first written above.

                            KIMCO REALTY CORPORATION


                          By  /s/ Glenn Cohen
                              -------------------------------
                               Name: Glenn Cohen
                               Title: Vice President, Treasurer



                              KIMCO REALTY SERVICES


                          By  /s/ Glenn Cohen
                              -------------------------------
                               Name: Glenn Cohen
                               Title: Vice President, Treasurer


                          /s/ Milton Cooper
                          -----------------------------------
                          MILTON COOPER



                          ATLANTIC REALTY TRUST


                          By  /s/ Edwin R. Frankel
                              -------------------------------
                               Name: Edwin R. Frankel
                               Title: Executive V.P.


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